SUMMARY PROSPECTUS August 23, 2021
T. ROWE PRICE
TOTR	Total Return ETF

Principal U.S. Listing Exchange: NYSE Arca, Inc. Exchange-traded fund (ETF) shares are not individually redeemable.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated August 23, 2021, as amended or supplemented, and Statement of Additional Information, dated August 23, 2021, as amended or supplemented.

SUMMARY	1

Investment Objective(s)

The fund seeks to maximize total return through income and, secondarily, capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or the example below.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.31%

Other expenses	0.00	[a]

Total annual fund operating expenses	0.31

a Other expenses are based on estimated amounts for the current fiscal year.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s fees and expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$32	$100

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund has not yet commenced operations as of the date of this prospectus, there is no portfolio turnover information quoted for the fund.

Investments, Risks, and Performance

Principal Investment Strategies

The fund invests in a diversified portfolio of bonds and other debt instruments. The fund has considerable flexibility in seeking strong returns and its portfolio is constructed with a goal of being able to respond to a wide variety of market conditions. The fund’s investments typically include, but are not limited to, debt instruments issued by the U.S. government and its agencies (such as U.S. Treasury securities), corporate bonds, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), and various types of mortgage-backed and asset-backed securities.

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The fund may invest up to 35% of its net assets in corporate bonds and other debt instruments that are rated non-investment-grade (below BBB, or an equivalent rating), commonly known as junk bonds or high yield bonds, by each of the rating agencies that have assigned a rating to the security or, if unrated, deemed by T. Rowe Price to be non-investment-grade. The fund may purchase securities of any credit rating, including distressed and defaulted securities. If a holding is split rated (i.e., rated investment grade by at least one rating agency and non-investment-grade by another rating agency), the higher rating will be used for purposes of this requirement.

The fund may invest in securities issued by both U.S. and non-U.S. issuers, including issuers in emerging market countries. Up to 20% of the fund’s net assets can be invested in non-U.S. dollar-denominated holdings, and there is no limit on the fund’s investments in U.S. dollar-denominated securities of foreign issuers, including issuers in emerging markets. The fund relies on a classification by an unaffiliated third-party data provider to determine which countries are emerging markets. The fund may also gain exposure to currencies through derivative instruments without holding any bonds or other securities denominated in those particular currencies.

The fund may purchase securities of any maturity and there are no overall maturity restrictions for the portfolio. The fund’s weighted average maturity and duration will generally shift in response to current interest rates and expected interest rate changes.

The fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date, but the delivered securities must meet specified terms and standards. The fund will generally enter into TBA transactions with the intention of taking possession of the underlying mortgage-backed securities. However, in an effort to obtain underlying mortgage-backed securities on more preferable terms or to enhance returns, the fund may extend the settlement by entering into “dollar roll” transactions in which the fund sells mortgage-backed securities and simultaneously agrees to purchase substantially similar securities on a future date. The fund also expects to engage in short sales of TBA mortgages, including short sales on TBA mortgages the fund does not own, to potentially enhance returns or manage risk.

While most assets will typically be invested directly in bonds and other debt instruments, the fund also uses interest rate futures; interest rate swaps, credit default swaps, and currency swaps; forward currency exchange contracts; and options on any of those instruments to manage duration and tactically gain or limit exposure to certain areas of the markets. Interest rate futures are typically used to manage the fund’s exposure to interest rate changes or to adjust portfolio duration. Interest rate swaps are also used to adjust portfolio duration, credit default swaps are used to protect the value of certain portfolio holdings or to manage the fund’s overall exposure to changes in credit quality, and currency swaps are used to respond to changes in currency exchange rates. Forward currency exchange contracts are used to gain exposure to certain currencies expected to increase or decrease in value relative to other currencies or to protect the fund’s foreign holdings from adverse currency movements relative to the U.S. dollar.

SUMMARY	3

When deciding whether to adjust allocations among the various types of securities in which the fund may invest, the adviser weighs such factors as the outlook for inflation and the economy, expected interest rate movements, credit conditions, and the yield advantage that lower-rated bonds may offer over investment-grade bonds. When there is a large yield difference between the various quality levels and the outlook warrants, the fund may move down the credit scale and purchase lower-rated bonds with higher yields, such as junk bonds and emerging market bonds. When the difference is small or the outlook warrants, the fund may concentrate investments in higher-rated issues, such as Treasury securities.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

Fixed income markets Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Interest rates The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments, such as the

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discontinuation and replacement of benchmark rates, are likely to affect the level of interest rates.

Prepayments and extensions The fund is subject to prepayment risks because the principal on mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

LIBOR transition Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the fund’s performance and/or net asset value.

Foreign investing Investments in the securities of non-U.S. issuers may be adversely affected by local, political, social, and economic conditions overseas; greater volatility; reduced liquidity; or decreases in foreign currency values relative to the U.S. dollar. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Emerging markets Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable, than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Credit quality An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. Securities that are rated below investment grade carry greater risk of default and should be considered speculative.

Junk investing Investments in bonds that are rated below investment grade, commonly referred to as junk bonds, expose the fund to greater volatility and credit risk than investments in bonds that are rated investment grade. Issuers of junk bonds are usually not as strong financially and are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. As a result, bonds rated below investment grade carry a higher risk of default and should be considered speculative.

SUMMARY	5

Bank loans Investments in bank loans expose the fund to additional risks beyond those normally associated with more traditional debt instruments. The fund’s ability to receive payments in connection with a loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the fund may not receive its proceeds in a timely manner or that the fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Derivatives The use of interest rate futures and forward currency exchange contracts exposes the fund to additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments may lack liquidity and be difficult to value, may involve leverage so that small changes produce disproportionate losses for the fund and, if not traded on an exchange, are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The fund’s principal use of derivatives involves the risk that anticipated changes in interest rates or currency values will not be accurately predicted, which could significantly harm the fund’s performance, and the risk that regulatory developments could negatively affect the fund’s investments in such instruments. Changes in regulations could significantly impact the fund’s ability to invest in specific types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

TBAs and dollar rolls Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions are collateralized but they still involve the risk that a counterparty will fail to deliver the security, exposing the fund to potential losses. Whether or not the fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. Forward settling securities, such as TBAs, involve leverage which may magnify investment risks and can cause losses to be realized more quickly. In addition, the fund’s portfolio turnover rate and transaction costs are increased when the fund enters into dollar roll transactions.

Liquidity The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interests in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Markets with lower overall liquidity could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

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Portfolio turnover High portfolio turnover may adversely affect the fund’s performance and increase transaction costs, which could increase the fund’s expenses. High portfolio turnover may also result in the distribution of higher capital gains when compared with a fund with less active trading policies, which could have an adverse tax impact if the fund’s shares are held in a taxable account.

Authorized Participant concentration Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. The fund has a limited number of intermediaries that act as Authorized Participants, and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the fund and no other AP is able to step forward to create or redeem, (i) the market price of the fund’s shares may trade at a premium or discount to its net asset value (NAV), (ii) an active trading market for the fund may not develop or be maintained, and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the fund will continue to be met or remain unchanged.

Active management The investment adviser’s judgments about the attractiveness, value, liquidity, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform compared with the benchmark or other funds with similar objectives and investment strategies.

Cybersecurity breaches The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

Because the fund commenced operations by the date of this prospectus, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

Current performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Christopher P. Brown	Cochair of Investment Advisory Committee	2021	2005
Anna Alexandra Dreyer	Cochair of Investment Advisory Committee	2021	2008

SUMMARY	7

Purchase and Sale of Fund Shares

The fund issues and redeems shares at NAV only with Authorized Participants and only in large blocks of 25,000 shares (each, a “Creation Unit”). Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash.

Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the shares will trade at market prices rather than at NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Please refer to the fund’s website for additional information (troweprice.com).

Tax Information

The fund declares and pays dividends monthly. A distribution may consist of ordinary dividends, capital gains, and return of capital. Sales of fund shares and distributions by the fund generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), T. Rowe Price and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	ETF988-045 8/23/21